UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion or Disposition of Assets.
As described in Item 2.06 below, we are deconsolidating Alios's statements of operations and balance sheet from our consolidated financial statements effective as of December 31, 2013. This deconsolidation is deemed a disposition of assets under applicable guidance. The deconsolidation does not involve a transaction with any other party, and no consideration was given or received. We will file pro-forma financial statements reflecting this deconsolidation on or before January 31, 2014.
Item 2.02.  Results of Operations and Financial Condition.

On January 29, 2014, we issued a press release in which we reported our consolidated financial results for the quarter and year ended December 31, 2013. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.06. Material Impairments.
On January 27, 2014, we concluded that the intangible asset related to the HCV nucleotide analogue program (VX-135) had become fully impaired. This conclusion was based on, among other factors, (a) available safety, tolerability and efficacy data regarding VX-135, (b) the continuing partial clinical hold on VX-135 by the FDA and (c) a review of the competitive landscape for treatments for hepatitis C virus infection. Based on these factors, we evaluated the fair value of our VX-135 intangible asset from the perspective of a market participant and concluded that the fair value of this asset was zero as of December 31, 2013. Accordingly, a $250.6 million impairment charge and a benefit for income taxes of $102.1 million was recorded in the fourth quarter of 2013. We do not expect that this impairment charge will result in future cash expenditures. In connection with this impairment charge, we deconsolidated Alios's statements of operations and balance sheet from our consolidated financial statements as of December 31, 2013.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit        Description of Document

99.1        Press Release, dated January 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: January 29, 2014	/s/ Kenneth L. Horton
Kenneth L. Horton Executive Vice President and Chief Legal Officer